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                                                                    EXHIBIT 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 (File No. 333-53162) and in the Registration Statements on Form S-8 (File Nos. 333-87630, 333-74452, 333-60190, 333-36092, 333-76269,
333-55685, 333-33533, 333-27891, and 333-21619) of Southwest Bancorporation
of Texas, Inc. of our report dated February 28, 2003 relating to the consolidated financial statements, which appear in this Form 10-K.


/s/ PricewaterhouseCoopers LLP


Houston, Texas
March 6, 2003